                     Securities and Exchange Commission
                           Washington, DC 20549



                                FORM 8-K/A

                              Current Report


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) - June 28, 1995



                     Minnesota Power & Light Company

                         A Minnesota Corporation
                        Commission File No. 1-3548
               IRS Employer Identification No. 41-0418150
                          30 West Superior Street
                          Duluth, Minnesota 55802
                         Telephone - (218) 722-2641

Pursuant to Form 8-K Item 7. instructions, financial statements of ADESA Corporation (ADESA) for the interim period ended June 30, 1995, and pro forma financial statements reflecting the acquisition of ADESA are hereby filed as an amendment to Minnesota Power & Light Company's Form 8-K filed July 12, 1995.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of ADESA Corporation

                           ADESA Corporation
                  Condensed Consolidated Balance Sheet
                                      June 30, 1995    December 31, 1994
                                      -------------    -----------------
                                       (Unaudited)           (Note)
Assets

Current assets
     Cash and cash equivalents        $ 17,977,097        $ 10,203,992
     Trade receivables, net             62,258,026          48,790,083
     Other current assets                5,033,288           4,637,150
                                      ------------        ------------

Total current assets                    85,268,411          63,631,225

Property and equipment, net             87,540,292          71,114,221
Intangible assets, net                  38,991,941          38,571,513
Other assets                               190,784             407,388
                                      ------------        ------------

Total assets                          $211,991,428        $173,724,347
                                      ============        ============

Liabilities and
     Shareholders' Equity

Current liabilities
     Accounts payable and accrued
          expenses                    $ 48,945,827        $ 26,747,798
     Notes payable                      25,346,242          20,647,135
     Current portion of long-term
          debt                           4,975,166           4,994,649
                                      ------------        ------------

Total current liabilities               79,267,235          52,389,582

Long-term debt                          44,473,321          37,894,509

Deferred income taxes                      614,435             452,113

Minority interest in equity
     of subsidiary                       1,505,588           1,289,280

Shareholders' equity
     Common stock                       66,181,978          66,162,853
     Retained earnings                  20,106,295          15,751,929
     Cumulative translation
          adjustment                      (157,424)           (215,919)
                                      ------------        ------------

Total shareholders' equity              86,130,849          81,698,863
                                      ------------        ------------

Total liabilities and shareholders'
     equity                           $211,991,428        $173,724,347
                                      ============        ============

Note: The balance sheet at December 31, 1994, has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

See accompanying notes.

                                        ADESA Corporation
                         Condensed Consolidated Statement of Income
                                          (Unaudited)

                                   Three Months Ended            Six Months Ended
                                        June 30,                      June 30,
                                  1995           1994            1995           1994
                              -----------    ------------     -----------    -----------
Operating revenues            $30,527,481     $23,538,560     $60,136,826    $45,109,884

Operating expenses
     Direct                    11,301,643       8,555,340      22,420,970     16,863,376
     Selling, general and
       administrative
          Operating            12,165,059       8,421,864      24,366,301     16,236,532
          Depreciation          1,087,122         852,350       2,098,230      1,596,835
          Amortization            751,143         941,131       1,500,601      1,876,444
                              -----------     -----------     -----------    -----------

Operating income                5,222,514       4,767,875       9,750,724      8,536,697

Other income (expense)
     Interest income              150,577          59,625         304,620        126,917
     Interest expense          (1,548,587)       (828,883)     (2,820,621)    (1,505,537)
     Other, net                  (106,554)        129,407        (216,308)       201,368
                              -----------     -----------     -----------    -----------
                               (1,504,564)       (639,851)     (2,732,309)    (1,177,252)
                              -----------     -----------     -----------    -----------

Income before income taxes      3,717,950       4,128,024       7,018,415      7,359,445
Income taxes                   (1,360,225)     (1,656,200)     (2,664,005)    (2,913,905)
                              -----------     -----------     -----------    -----------

Net income                    $ 2,357,725     $ 2,471,824     $ 4,354,410    $ 4,445,540
                              ===========     ===========     ===========    ===========


Weighted average shares
  outstanding                  11,424,710      11,254,918      11,410,931     11,250,911
                              ===========     ===========     ===========    ===========

Earnings per share                  $0.21           $0.22           $0.38          $0.40
                              ===========     ===========     ===========    ===========

See accompanying notes.

                                      ADESA Corporation
                         Condensed Consolidated Statement of Cash Flows
                                        (Unaudited)

                                                                    Six Months Ended
                                                                        June 30,
                                                               1995                1994
                                                           -----------         -----------
Operating activities
Net income                                                $  4,354,410        $  4,445,540
Adjustments to reconcile net income to net cash
     provided (used) by operating activities
          Depreciation                                       2,098,230           1,596,835
          Amortization                                       1,500,601           1,876,444
          Gain on disposal of assets                          (110,387)            (12,835)
          Minority interest in subsidiary earnings             216,308              76,795
          Changes in operating assets and liabilities
               Trade receivables                           (13,467,943)        (21,090,889)
               Other current assets                           (396,138)         (3,574,957)
               Accounts payable and accrued expenses        22,198,029          26,154,986
                                                           -----------         -----------


Net cash provided by operating activities                   16,393,110           9,471,919

Investing activities
Purchases of property and equipment, net                   (18,413,914)        (13,444,572)
Other assets                                                (1,656,043)         (2,175,189)
                                                           -----------         -----------

Net cash used by investing activities                      (20,069,957)        (15,619,761)

Financing activities
Proceeds from notes and long-term debt                      13,927,691          14,781,409
Payments on notes and long-term debt                        (2,526,556)         (9,302,947)
Proceeds from sale of common stock                              19,125                   -
                                                           -----------         -----------

Net cash provided by financing activities                   11,420,260           5,478,462

Effect of exchange rate changes on cash                         29,692            (118,614)
                                                           -----------         -----------

Net increase (decrease) in cash                              7,773,105            (787,994)

Cash and cash equivalents at beginning of period            10,203,992          11,902,141
                                                           -----------         -----------

Cash and cash equivalents at end of period                 $17,977,097         $11,114,147
                                                           ===========         ===========

See accompanying notes.

                            ADESA CORPORATION
   Notes to Condensed Consolidated Financial Statements - (Unaudited)

1.   Basis of Presentation
     ---------------------

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and
Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of ADESA, all adjustments (consisting of only normal recurring accruals) considered necessary to present fairly the consolidated financial statements have been included. Quarterly results of operations are not necessarily indicative of annual results. These statements should be read in conjunction with the consolidated financial statements and footnotes thereto included in ADESA's annual report on Form 10-K for the year ended December 31, 1994.

2.   Business Segments
     -----------------

Selected second quarter 1995 income data by business segment is as follows:

                         Auction Services    Financial Services       Total
                         ----------------    ------------------    -----------

Operating revenues          $28,634,538          $1,892,943        $30,527,481
                            ===========          ==========        ===========

Operating income            $ 4,060,237          $1,162,277        $ 5,222,514
                            ===========          ==========        ===========


Total assets presented by business segment and inclusive of ADESA's headquarters as of June 30, 1995, were as follows:

Auction services                        $171,985,232
Financial services                        27,152,411
Corporate headquarters                    12,853,785
                                        ------------
                                        $211,991,428
                                        ============

3.   Per-Share Data
     --------------

Earnings per share data are based on the weighted average number of shares outstanding during the applicable periods, including the effect of dilutive stock options.

4.   Subsequent Event
     ----------------

ADESA currently has three United States auctions which sell rental repurchase units under separate master contracts with General Motors (GM). These contracts do not require GM to sell any minimum number of vehicles through ADESA's auctions and may be terminated upon 30 days' notice. In 1995 GM requested that auctions bid for the right to sell rental repurchase units under three-year contracts commencing January 1, 1996. ADESA was invited in February 1995 to take part in this process and on May 10, 1995, submitted a bid for all of ADESA's United States auctions including a greenfield auction in Manville, New Jersey. On August 24, 1995, GM awarded contracts to seven of ADESA's auctions.

(b)  Pro forma financial information

Pro Forma Condensed Financial Information (Unaudited)

On July 1, 1995, Minnesota Power & Light Company (Minnesota Power or the Company) acquired 80 percent of ADESA for $167 million in cash. The Company accounted for the acquisition as a purchase and recorded approximately $140 million of goodwill, which will be amortized over a 40 year period. Proceeds from the sale of the paper and pulp business combined with proceeds from the sale of securities investments were used to fund the purchase of ADESA. The following unaudited pro forma balance sheet as of June 30, 1995, combines the historical consolidated balance sheet of Minnesota Power and ADESA to reflect the July 1, 1995, acquisition as if it had occurred on June 30, 1995. The unaudited pro forma combined statement of income for the six months ended June 30, 1995, and for the year ended December 31, 1994, are based on the historical consolidated statements of income of Minnesota Power and ADESA and reflect the acquisition as if it had occurred on January 1 of the respective periods.

On June 30, 1995, Minnesota Power sold its investment in the paper and pulp business for $118 million in cash and realized a $1.5 million after-tax loss from the sale. Minnesota Power's financial statements as of June 30, 1995, reflect this transaction as discontinued operations. The historical consolidated statement of income of Minnesota Power for the year ended December 31, 1994, has been restated to classify the operating results of the paper and pulp business as discontinued operations.

The unaudited pro forma combined statement of income for the six months ended June 30, 1995, and for the year ended December 31, 1994, reflect exiting Reach All Partnership (Reach All), the truck-mounted lifting equipment manufacturing business immediately prior to January 1 of the respective periods.

The following pro forma financial information has been prepared from, and should be read in conjunction with, the historical consolidated financial statements and related notes thereto of Minnesota Power and ADESA. The following information is not necessarily indicative of the financial position or operating results that would have occurred had the acquisition and disposition transactions been consummated on the date, or at the beginning of the periods, for which the acquisition and disposition are being given effect nor is it necessarily indicative of future operating results or financial position.

                                             Minnesota Power
                              Unaudited Pro Forma Combined Balance Sheet
                                             June 30, 1995
                                              In Thousands

                                                     Historical                     Pro Forma
                                            -------------------------    -----------------------------
                                              Minnesota                  Adjustments
                                               Power          ADESA       (Note 1)            Combined
--------------------------------------------------------------------------------------------------------
Assets
Plant and Other Assets
     Electric utility operations            $  786,387                                      $  786,387
     Water utility operations                  307,456                                         307,456
     Auto redistribution operations                  -      $ 87,731    $ (3,180) <F3>          84,551
     Investments and corporate
       services                                219,285             -      (4,117) <F2>         215,168
                                            ----------      --------    --------            ----------
          Total plant and other assets       1,313,128        87,731      (7,297)            1,393,562
Intangible Assets                                1,740        38,992     117,339  <F1><F4>     158,071
Cash and Funds Held by Trustee                 290,693        17,977    (147,751) <F2>         160,919
Other Current Assets                           159,388        67,291        (777) <F3>         225,902
Deferred Charges                               107,207             -      (3,282) <F2>         103,925
                                            ----------      --------    --------            ----------
Total Assets                                $1,872,156      $211,991    $(41,768)           $2,042,379
--------------------------------------------------------------------------------------------------------

Capitalization and Liabilities
Capitalization
     Common stock                           $  372,634      $ 66,182    $(66,182) <F1>      $  372,634
     Unearned ESOP shares                      (74,505)            -           -               (74,505)
     Net unrealized gain on securities
       investments                                 245             -           -                   245
     Retained earnings                         279,370        20,106     (20,106) <F1>         279,370
     Cumulative translation adjustment               -          (157)        157  <F1>               -
                                            ----------      --------    --------            ----------
          Total common stock equity            577,744        86,131     (86,131)              577,744
     Preferred stock                            48,547             -           -                48,547
     Long-term debt                            568,725        44,473           -               613,198
                                            ----------      --------    --------            ----------
          Total capitalization               1,195,016       130,604     (86,131)            1,239,489
Current Liabilities                            299,537        79,267           -               378,804
Deferred Credits                               377,603         2,120      44,363  <F3><F5>     424,086
                                            ----------      --------    --------            ----------
Total Capitalization and Liabilities        $1,872,156      $211,991    $(41,768)           $2,042,379
--------------------------------------------------------------------------------------------------------

Note 1 - Pro forma adjustments necessary to reflect the acquisition of ADESA are as follows:
                                                         Debit        Credit
                                                       --------      --------

<F1>      Elimination of ADESA's historical equity
            accounts and net intangibles
               Common stock                            $ 66,182
               Retained earnings                         20,106
               Cumulative translation adjustment                     $    157
               Intangible assets net of accumulated
                 amortization                                          38,301

<F2>      Cash payments to acquire 80 percent of
            ADESA net of cash retained
               Cash payment to shareholders                           161,786
               Cost of ADESA common stock acquired
                 previously                                             4,117
               Acquisition costs previously deferred                    3,282
               Cash retained by ADESA for acquisition
                 and capital expenditures                14,035

<F3>      Fair value adjustment of assets and
            liabilities acquired
               Auto redistribution operations                           3,180
               Other current assets                                       777
               Deferred credits                                         1,945

<F4>      Intangible assets including customer lists,
            organizational costs, noncompete and
            employment contracts, and $140 million
            of goodwill representing the excess of
            cost over net assets acquired               155,640

<F5>      Fair value of minority shareholders'
            interest                                                   42,418
                                                       --------      --------
                                                       $255,963      $255,963
                                                       ========      ========

                                          Minnesota Power
                           Unaudited Pro Forma Combined Statement of Income
                                For the Six Months Ended June 30, 1995
                                 In Thousands Except Per Share Amounts

                                                    Historical               Pro Forma
                                             -----------------------  ------------------------
                                             Minnesota                Adjustments
                                               Power         ADESA     (Note 1)      Combined
------------------------------------------------------------------------------------------------
Operating Revenue and Income
     Electric utility operations             $237,865                                $237,865
     Water utility operations                  34,816                                  34,816
     Auto redistribution operations                 -       $60,136                    60,136
     Investments and corporate services        21,341           305   $(3,613) <F1>    18,033
                                             --------       -------   -------        --------
          Total operating revenue and income  294,022        60,441    (3,613)        350,850
                                             --------       -------   -------        --------

Operating Expenses
     Fuel and purchased power                  84,422             -         -          84,422
     Operations                               123,117        26,020     2,285  <F2>   151,422
     Administrative and general                35,250        24,582       418  <F3>    60,250
     Interest expense                          22,489         2,821         -          25,310
                                             --------       -------   -------        --------
          Total operating expenses            265,278        53,423     2,703         321,404
                                             --------       -------   -------        --------

Income (Loss) from Equity Investments          (3,908)            -     8,528  <F4>     4,620
                                             --------       -------   -------        --------

Operating Income
     from Continuing Operations                24,836         7,018     2,212          34,066

Income Tax Expense (Benefit)                   (9,892)        2,664     2,260  <F5>    (4,968)
                                             --------       -------   -------        --------

Income from Continuing Operations              34,728       $ 4,354   $   (48)         39,034
                                                            =======   =======

Dividends on Preferred Stock                    1,600                                   1,600
                                             --------                                --------

Earnings from Continuing Operations
     Available for Common Stock              $ 33,128                                $ 37,434
                                             ========                                ========

Average Shares of Common Stock                 28,409                                  28,409

Earnings Per Share of Common Stock
     from Continuing Operations              $   1.17                                $   1.32
------------------------------------------------------------------------------------------------

Note 1 - Pro forma adjustments necessary to reflect the acquisition of ADESA and disposition of Reach All are as follows:

                                                        Debit          Credit
                                                       -------        -------

<F1> Reduction of investment income due
       to the sale of portfolio securities to
       fund the acquisition of ADESA                   $ 3,613

<F2> Net increase in operating expenses due
       to the following:
          Amortization of goodwill on a
            straight-line basis over 40 years            1,744
          Amortization of other intangibles on a
            straight-line basis over 2 to 40 years         835
          Change in depreciation expense resulting
            from purchase accounting                        56
          Reduction of management fees relating to
            the sale of portfolio securities                          $   350

<F3> Minority shareholders' 20 percent interest in
       ADESA's earnings                                    418

<F4> Includes the disposition of Reach All                              8,528

<F5> Income tax effect relating to adjustments
       <F1>, <F2> and <F4>                               2,260
                                                       -------        -------

                                                       $ 8,926        $ 8,878
                                                       =======        =======

                                          Minnesota Power
                           Unaudited Pro Forma Combined Statement of Income
                                For the Year Ended December 31, 1994
                                 In Thousands Except Per Share Amounts

                                                    Historical               Pro Forma
                                             -----------------------  ------------------------
                                             Minnesota                Adjustments
                                               Power         ADESA     (Note 1)      Combined
------------------------------------------------------------------------------------------------
Operating Revenue and Income
     Electric utility operations             $453,182                                $453,182
     Water utility operations                  91,224                                  91,224
     Auto redistribution operations                 -       $95,476                    95,476
     Investments and corporate services        37,761           694   $ (3,641) <F1>   34,814
                                             --------       -------   --------       --------
          Total operating revenue and income  582,167        96,170     (3,641)       674,696
                                             --------       -------   --------       --------

Operating Expenses
     Fuel and purchased power                 157,687             -          -        157,687
     Operations                               220,733        42,809      4,517  <F2>  268,059
     Administrative and general                79,846        35,768        650  <F3>  116,264
     Interest expense                          46,750         4,147          -         50,897
                                             --------       -------   --------       --------
          Total operating expenses            505,016        82,724      5,167        592,907
                                             --------       -------   --------       --------

Income from Equity Investments                  2,972             -      5,166  <F4>    8,138
                                             --------       -------   --------       --------

Operating Income
     from Continuing Operations                80,123        13,446     (3,642)        89,927

Income Tax Expense                             20,658         5,663        994  <F5>   27,315
                                             --------       -------   --------       --------

Income from Continuing Operations              59,465       $ 7,783   $ (4,636)        62,612
                                                            =======   ========

Dividends on Preferred Stock                    3,200                                   3,200
                                             --------                                --------

Earnings from Continuing Operations
     Available for Common Stock              $ 56,265                                $ 59,412
                                             ========                                ========

Average Shares of Common Stock                 28,239                                  28,239

Earnings Per Share of Common Stock
     From Continuing Operations              $   1.99                                $   2.10
------------------------------------------------------------------------------------------------

Note 1 - Pro forma adjustments necessary to reflect the acquisition of ADESA and disposition of Reach All are as follows:

                                                        Debit          Credit
                                                       -------        -------

<F1> Reduction of investment income due
       to the sale of portfolio securities to
       fund the acquisition of ADESA                   $ 3,641

<F2> Net increase in operating expenses due
       to the following:
          Amortization of goodwill on a
            straight-line basis over 40 years            3,488
          Amortization of other intangibles on a
            straight-line basis over 2 to 40 years       1,670
          Change in depreciation expense resulting
            from purchase accounting                       111
          Reduction of management fees relating to
            the sale of portfolio securities                          $   752

<F3> Minority shareholders' 20 percent interest in
       ADESA's earnings                                    650

<F4> Includes the disposition and operations
       of Reach All                                                     5,166

<F5> Income tax effect relating to adjustments
       <F1>, <F2> and <F4>                                 994
                                                       -------        -------

                                                       $10,554        $ 5,918
                                                       =======        =======

                              Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        Minnesota Power & Light Company
                                        -------------------------------
                                                  (Registrant)





September 8, 1995                                 D.G. Gartzke
                                        -------------------------------
                                                  D.G. Gartzke
                                        Senior Vice President - Finance
                                          and Chief Financial Officer